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                                                                   EXHIBIT 10.36

                               ADDENDUM TO LEASE

This is an ADDENDUM to that certain Lease dated May 16, 1997, ("Lease") by and between CSM PROPERTIES, INC., a Minnesota corporation, ("Landlord") and FIELDWORKS, INC., a Minnesota corporation, ("Tenant"), and is entered into effective this 30th day of December, 1997.

In consideration of the mutual covenants herein contained, and other good and valuable consideration, Landlord and Tenant hereby confirm and/or agree as follows:

1. SECTION 1.2 PREMISES. Landlord and Tenant acknowledge and confirm that the rentable area of the Premises is 52,769 square feet.

2. SECTION 1.4 BASE RENT. The BAse rent for the Lease Term shall be:

Lease               Monthly       Annual        Per
Months              Base Rent     Base Rent     Sq. Ft.
------              ---------     ---------     -------
Initial Term
11/20/97-12/28/97   $22,766.45    $273,197.40   $8.70 (based on 31,402sf office)

12/29/97-11/30/01   $38,257.53    $459,090.30   $8.70 (based on 52,769sf
                                                       ofice/warehouse/
                                                       manufacturing)
12/1/01-11/30/04    $40,192.39    $482,308.66   $9.14

Option Term
12/1/04-1/30/07     market         market       market

12/1/07-11/30/10    market         market       market

3. SECTION 1.7 PRO RATE SHARE. Landlord and Tenant acknowledge and confirm that Tenant's pro rata share of operating expenses shall be sixty two and thirteen one hundredths per cent (62.13%).

4. MISCELLANEOUS. If any provision of the Lease is inconsistent with the provisions contained herein, then and in such event the provisions of this Addendum shall control. Except as expressly modified herein, all other terms and conditions of the Lease shall remain unchanged, and in full force and effect.

LANDLORD:                               TENANT:
---------                               -------
CSM PROPERTIES, INC.                    FIELDWORKS, INC.
BY:  /s/ David Carland                  BY:  /s/ Karen L. Engebretson
ITS: Vice President                     ITS: CFO/VP FINANCE